EARNING PER SHARE	9 Months Ended
Mar. 31, 2025
EARNING PER SHARE
EARNING PER SHARE

8.   EARNING PER SHARE

The numerators and denominators used in the calculation of basic EPS and diluted EPS are presented below:

	Three-month period ended		Nine-month period ended
	03/31/2025	03/31/2024	03/31/2025	03/31/2024
Numerator
Profit/ (Loss) for the period (basic EPS)	(1,303,923)	9,257,226	(7,529,650)	4,774,041
Profit/ (Loss) for the period (diluted EPS)	(1,303,923)	9,257,226	(7,529,650)	4,774,041
Denominator
Weighted average number of shares (basic EPS)	62,785,880	62,837,668	62,785,880	62,837,668
Weighted average number of shares (diluted EPS)	62,785,880	66,761,225	62,785,880	66,761,225

Basic profit/ (loss) attributable to ordinary equity holders of the parent	(0.0208)	0.1473	(0.1199)	0.0760
Diluted profit/ (loss) attributable to ordinary equity holders of the parent	(0.0208)	0.1387	(0.1199)	0.0715

For the three- and nine-month period ended March 31, 2025, diluted EPS was the same as basic EPS, as the effect of potential ordinary shares would be antidilutive.

For the three- and nine-month period ended March 31, 2024, diluted earnings per share was calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group had two categories of dilutive potential shares, share-based incentives and the convertible notes.

The stock options were included in the diluted EPS calculation for the three- and nine-month period ended March 31, 2024, only for the tranches in which the average market price of ordinary shares during the periods was higher than the assumed proceeds per option.

Convertible notes outstanding were not included in the diluted EPS calculations for the three- and nine-month period ended March 31, 2024, because the interest (net of tax and other changes in income or expense) per ordinary share obtainable on conversion exceeds basic earnings per share.